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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                               February 22, 1999
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                             U. S. Trucking, Inc.
               -----------------------------------------------------
               Exact Name of Registrant as Specified in its Charter





        Colorado                     33-9640-LA              68-0133692
---------------------------        ---------------     ----------------------
State or Other Jurisdiction        Commission File     IRS Employer Identifi-
of Incorporation                   Number              cation Number




          10602 Timberwood Circle #9, Louisville, Kentucky 40223
         ---------------------------------------------------------
         Address of Principal Executive Office, Including Zip Code



                          (502) 339-4000, Ext. 3006
            --------------------------------------------------
            Registrant's Telephone Number, Including Area Code






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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) On February 22, 1999, U.S. Trucking, Inc. (the "Registrant"), engaged Bianculli, Pascale & Co., PC as its independent accountants for the fiscal year ended December 31, 1998. Also on February 22, 1999, Schumacher & Associates was dismissed as the Registrant's independent accountants.

     (b) Schumacher & Associates's report on the Registrant's financial statements for the year ended March 31, 1998, contained no adverse opinion or disclaimer of opinion nor was it qualified as to uncertainty, audit scope or accounting principles.

     (c) The Registrant's Board of Directors made the decision to engage Bianculli, Pascale & Co., PC. The Registrant has no audit or similar committee.

     (d) In connection with the prior audit for the year ended March 31, 1998, and during the interim period from March 31, 1998 to February 22, 1999, there have been no disagreements with Schumacher & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     (e) The Registrant did not consult with Bianculli, Pascale & Co., PC with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

     (f) The Registrant has requested that Schumacher & Associates review the disclosure and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) EXHIBITS.

                  Exhibit 16.  Letter from Schumacher & Associates

ITEM 8.  CHANGE IN FISCAL YEAR.

     The Company has adopted the fiscal year of its wholly-owned subsidiary, U.S. Trucking, Inc., a Nevada corporation (accounting acquirer) and no transition report is required. The new fiscal year-end is December 31. The Company will be filing a Form 10-KSB for the year ended December 31, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  U.S. TRUCKING, INC.


Dated: February 26, 1999          By:/s/ W. Anthony Huff
                                     W. Anthony Huff
                                     Executive Vice President

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